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                                                                 Exhibit 10.3

                         AMENDED AND RESTATED GUARANTY

         AMENDED AND RESTATED GUARANTY (which shall replace the Guaranty dated as of March 12, 1999, as confirmed June 15, 1999), dated as of March 31, 2000, by InterDent, Inc., a Delaware corporation (the "GUARANTOR"), in favor of Union Bank of California, N.A., as administrative agent (the "AGENT") for (i) the lenders (the "LENDERS") named in Schedule 2.01 (a) of the Amended and Restated Credit Agreement dated as of June 15, 1999, among Gentle Dental Service Corporation, a Washington corporation, Gentle Dental Management, Inc., a Delaware corporation and Dental Care Alliance, Inc., a Delaware corporation (the "BORROWERS"), the Lenders, The Chase Manhattan Bank, as syndication agent and the Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "CREDIT AGREEMENT"), (ii) the Lenders ("2000 Lenders") under the 2000 Credit Agreement, and (iii) for itself as issuer of the Letters of Credit and "Letters of Credit" under the 2000 Credit Agreement. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         The Agent, the Lenders and the 2000 Lenders have agreed to extend Loans and "Loans" under the 2000 Credit Agreement and certain other financial accommodations including, without limitation, the issuance of Letters of Credit and "Letters of Credit" under the 2000 Credit Agreement to the Borrowers pursuant to, and subject to the terms and conditions of the Credit Agreement and 2000 Credit Agreement. The obligation of the Lenders and the 2000 Lenders to extend such Loans under the Credit Agreement and 2000 Credit Agreement is conditioned on the execution and delivery by the Guarantor of a guaranty in the form hereof of the Obligations and 2000 Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans and "Loans" under the 2000 Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all other obligations of the Borrowers at any time and from time to time under the Credit Agreement, the 2000 Credit Agreement and the other Loan Documents and (e) all obligations of the Guarantor at any time and from time to time under the Loan Documents.

         Accordingly, in consideration of the premises and in order to induce the Agent and the Lenders and the 2000 Lenders to make Loans and "Loans" under the 2000 Credit Agreement and extend other financial accommodations under the Credit Agreement and 2000 Credit Agreement, the Guarantor hereby agrees as follows:

         Section 1. GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity,

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by acceleration or otherwise, and the punctual performance, of all present and future Obligations and 2000 Obligations of the Borrowers (the foregoing being herein referred to as the "GUARANTEED OBLIGATIONS").

         Section 2. WAIVER. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations,
(iii) any requirement that the Agent or Lenders or 2000 Lenders protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Borrowers or any other person or any Collateral, and (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.

         Section 3. GUARANTY ABSOLUTE. (a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto.

         (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Credit Agreement, the 2000 Credit Agreement the Notes, the "Notes" under the 2000 Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.

         (c) This Guaranty is one of payment and performance, not collection, and the obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations of the Borrowers, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions.

         (d) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Guaranteed Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the 2000 Credit Agreement or the Notes, the "Notes" under the 2000


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         Credit Agreement or any other Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers or any of its subsidiaries or otherwise;

                  (ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset against, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

                  (iii) any exercise or failure to exercise any rights against the Borrowers or others (including the Guarantor);

                  (iv) any settlement or compromise of any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Guaranteed Obligation (whether due or not) of the Borrowers to creditors of the Borrowers other than the Guarantor,

                  (v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrowers or any of its subsidiaries;

                  (vi) any change, restructuring or termination of the existence of the Borrowers or any of its subsidiaries; or

                  (vii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of the Guarantor hereunder, or a defense to, or discharge of, the Borrowers or any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Loans, the "Loans" under the 2000 Credit Agreement, or other financial accommodations to the Borrowers.

         (e) The Agent may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized


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to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid. Any such application shall be in accordance with Section 16 of the Security Agreement.

         (f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Agent or any Lender or 2000 Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Guaranteed Obligations and the Agent or such Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or the respective property of each, or any settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant (including the Borrowers), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note (including the Notes and "Notes" under the 2000 Credit Agreement) or other instrument evidencing any Guaranteed Obligation, and the Guarantor shall be and remain liable to the Agent and/or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

         Section 4. CONTINUING GUARANTY. This Guaranty is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

         Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Guarantor hereby represents, warrants and covenants to and with the Agent that:

         (a) The Guarantor has the corporate power to execute and deliver this Guaranty and to incur and perform its obligations hereunder;

         (b) The Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;

         (c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by the Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;


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         (d) The execution, delivery and performance by the Guarantor of this
Guaranty do not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to the Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto;

         (e) This Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, and is enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (f) No proceeding referred to in paragraph (e) or (f) of Article VIII of the Credit Agreement is pending against the Guarantor and no other event referred to in such Article VIII has occurred and is continuing, and the property of the Guarantor is not subject to any assignment for the benefit of creditors;

         (g) The capital stock of the Borrowers owned by the Guarantor on the date hereof consists of all of the authorized, issued and outstanding capital stock of the Borrowers on the date hereof and the Borrowers have no outstanding rights, options, warrants or agreements pursuant to which it may be required to sell any of its capital stock or other equity security; and

         (h) Without the prior written consent of the Agent, own or operate any assets or properties or engage in any business or other activity whatsoever (including, without limitation, the incurring of Indebtedness or the granting of Liens), except for its ownership of the capital stock of the Borrowers and activities directly in connection therewith and except as otherwise may be specifically permitted by the other Loan Documents.

         Section 6. EXPENSES. The Guarantor will upon demand reimburse the Agent for any sums, costs, and expenses which the Agent may pay or incur pursuant to the provisions of this Guaranty or in negotiating, executing, perfecting, defending, protecting or enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including court costs, collection charges, travel expenses, and reasonable attorneys' fees, together with interest thereon as specified in Section 12 hereof.

         Section 7. TERMS. (a) All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.


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         (b) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

         (c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.

         Section 8. AMENDMENTS AND MODIFICATION. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.

         Section 9. SUBORDINATION OF SUBROGATION RIGHTS. Notwithstanding any payment made by or for the account of the Guarantor pursuant hereto, the Guarantor shall not be subrogated to any right of the Agent or any Lender or Lender under the 2000 Credit Agreement until such time as the Agent shall have received final payment of the full amount of all Guaranteed Obligations. Until the Guaranteed Obligations shall have been paid in full, even though the Guaranteed Obligations are in excess of the liability of the Guarantor hereunder, the Guarantor waives (a) any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance hereof, (b) any right to enforce any remedy which the Agent or any Lender or any Lender under the 2000 Credit Agreement now has or may hereafter have against the Borrowers, and (c) any benefit of, and any right to participate in, any security now or hereafter held by the Agent or any Lender or any Lender under the 2000 Credit Agreement. The Guarantor understands and acknowledges that if the Agent forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Guaranteed Obligations, that foreclosure could impair or destroy any ability that the Guarantor may have to seek reimbursement, contribution, or indemnification from the Borrowers or others based on any right the Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by the Guarantor under this guarantee. The Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of the Guarantor's rights, if any, may entitle the Guarantor to assert a defense to this guarantee based on Section 580d of the California Code of Civil Procedure as interpreted in UNION BANK V. GRADSKY, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty the Guarantor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that the Guarantor will be fully liable hereunder even though the Agent may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Guaranteed Obligations; (ii) agrees that the Guarantor will not assert that defense in any action or proceeding which the Agent or any Lender or any Lender under the 2000 Credit Agreement may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by the Guarantor herein include any right or defense that the Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and


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(iv) acknowledges and agrees that the Agent and each Lender and each Lender under the 2000 Credit Agreement is relying on this waiver in creating the Guaranteed Obligations, and that this waiver is a material part of the consideration which the Agent and each Lender and each Lender under the 2000 Credit Agreement is receiving for creating the Guaranteed Obligations.

         Section 10. REMEDIES UPON DEFAULT; RIGHT OF SET-OFF. (a) Upon the occurrence and during the continuance of any Event of Default, the Agent may, without notice to or demand upon the Borrowers or the Guarantor, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantor hereunder.

         (b) Upon such declaration by the Agent, the Agent and any Lender or Lender under the 2000 Credit Agreement is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any such Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not the Agent or such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Agent agrees promptly to notify the Guarantor after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and such Lenders under this Section 10 are in addition to other rights and remedies (including other rights of set-off) which the Agent and such Lenders may have. The rights of the Agent and any such Lender are subject to the provisions of
Section 2.14 of the 2000 Credit Agreement

         Section 11. STATUTE OF LIMITATIONS. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrowers or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Agent or Lenders or Lenders under the 2000 Credit Agreement shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         Section 12. INTEREST. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the interest rate per annum specified in Section 2.08 of the Credit Agreement.

         Section 13. RIGHTS AND REMEDIES NOT WAIVED. No act, omission or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy


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which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         Section 14. ADMISSIBILITY OF GUARANTY. The Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

         Section 15. NOTICES. All notices, requests and demands to or upon the Agent or the Guarantor under this Agreement shall be in writing and given as provided in the Credit Agreement or 2000 Credit Agreement, as applicable (with respect to the Guarantor, to the address of the Borrowers as set forth in the Credit Agreement or 2000 Credit Agreement, as applicable).

         Section 16. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

         SECTION 17. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, OR, AT THE ELECTION OF AGENT, IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA FOR THE CENTRAL DISTRICT OF CALIFORNIA AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (i) TRIAL BY JURY, (ii) TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (iii) THE RIGHT TO INTERPOSE ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

         (b) The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies
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thereof by certified mail, postage prepaid, to the Guarantor at its address determined pursuant to Section 15 hereof.

         (c) Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

         (d) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

         SECTION 18. GOVERNING LAW. THIS GUARANTY AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN THE CONFLICTS OF LAW PRINCIPLES THEREOF).

         Section 19. CAPTIONS; SEPARABILITY. (a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

         (b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

         Section 20. ACKNOWLEDGMENT OF RECEIPT. The Guarantor acknowledges receipt of a copy of this Guaranty and each of the Loan Documents.

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         IN WITNESS WHEREOF, the Guarantor has duly executed or caused this
Amended and Restated Guaranty to be duly executed as of the date first above set forth.

                                    INTERDENT, INC., a Delaware corporation


                                    By: /s/ Michael T. Fiore
                                       ---------------------------------------
                                         Name: Michael T. Fiore
                                         Title: Co-Chairman of the Board and
                                                Chief Executive Officer